UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(RULE 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule14a-5(d) (1))
☒  Definitive Information Statement

  ICP SOLAR TECHNOLOGIES INC.
 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Not Applicable
	(2)	Aggregate number of securities to which transaction applies: Not Applicable
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):    Not Applicable

	(4)	Proposed maximum aggregate value of transaction: Not Applicable
	(5)	Total fee paid: Not Applicable

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:

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ICP SOLAR TECHNOLOGIES INC.
7075 Place Robert-Joncas Unit 131
 Montreal, Quebec
Canada H4M 2Z2
 March 24, 2009

Dear Stockholder:

     This Information Statement is furnished to certain holders of shares of common stock, par value $0.00001 per share (the “Common Stock”), of ICP Solar Technologies Inc. (the “Company”). Our Board of Directors approved on March 6, 2009, and recommended the approval by our stockholders, an amendment to our Articles of Incorporation to increase the authorized capital stock (the “Amendment”).

     Certain of our stockholders, holding a majority of our issued and outstanding shares of Common Stock on March 10, 2009 ( the “Record Date”), approved the Amendment by written consent in lieu of a special meeting of stockholders.

     As a matter of regulatory compliance, we are sending to you this Information Statement, which describes the purpose and provisions of the Amendment.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

For the Board of Directors of ICP SOLAR TECHNOLOGIES INC.

By:	/s/: Sass Peress
Sass Peress
President and CEO

ICP SOLAR TECHNOLOGIES INC.
7075 Place Robert-Joncas Unit 131
 Montreal, Quebec
Canada H4M 2Z2
March 24, 2009

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS
REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

We are sending you this Information Statement to inform you of the adoption of an amendment to the Company's Articles of Incorporation (the "Amendment"), on March 10, 2009, by a majority of the stockholders of the Company's issued and outstanding common stock ("Common Stock") pursuant to a written consent in lieu of a special meeting. The purpose of the Amendment is to increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 to 200,000,000. The holders of 18,240,311 shares, out of the 35,261,995  issued and outstanding shares of Common Stock on March 10, 2009 (the “Record Date”), representing approximately 51.7% of the votes entitled to be cast with regard to the Amendment, approved the Amendment via written consent in lieu of a special meeting of stockholders. The written consent of the majority of stockholders of the Company is attached hereto as Exhibit A, and the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit B.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the  Amendment will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of this Amendment and proxies are not being requested from stockholders.  The date on which this Information Statement is first being sent to stockholders is on March 24, 2009.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes (the “NRS”). No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the NRS, are afforded to the Company's stockholders as a result of the adoption of this Amendment.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS INFORMATION STATEMENT

This Information Statement consists of the Information Statement made pursuant to Section 14 (c) of the Securities Exchange Act of 1934 , the Written Consent of Stockholders attached hereto as Exhibit A and the Certificate of Amendment to Articles of Incorporation attached hereto as Exhibit B (“Shareholder Materials”). The Shareholder Materials are available on the internet at: http://materials.proxyvote.com/450941

VOTE REQUIRED; MANNER OF APPROVAL

Approval of an amendment or restatement to the current Articles of Incorporation of the Company under the NRS requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock (see “Description of Securities”).

Section 78.320 of the NRS provides, in substance, that, unless the Company's Articles of Incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative written consent to the Amendment by holders of at least a majority of the outstanding shares of voting stock of the Company has been obtained. As a result, no additional vote or proxy is required by the stockholders to approve the adoption of the Amendment.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Amendment cannot take effect until 20 days after this Information Statement is first sent to the Company's stockholders, currently anticipated to be March 24, 2009. The Amendment will become effective upon its filing with the Secretary of State of the State of Nevada, which is anticipated to be on or about April 14, 2009.

PURPOSE AND EFFECT OF THE CHANGE

The Board of Directors determined that the best interests of the Company and its stockholders will be served by amending the Company’s Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 shares to 200,000,000 shares. As previously disclosed by the Company in a Current Report on Form 8-K filed January 7, 2009, which is incorporated herein by reference, in an Amendment Agreement signed December 31, 2008, by and between the Company and the Buyers (as defined in the Amendment Agreement), the Company agreed to increase its authorized share capital in order to have a sufficient number of shares reserved such that the number of shares of Common Stock that are authorized and reserved for issuance upon the conversion of the Debentures and upon the exercise of the Warrants (as those capitalized terms are defined in the Amendment Agreement) to the Buyers is at least 150,000,000 shares.  In addition, any remaining shares would be available for issuance as consideration for any future transactions or acquisitions by the Company

Issuance by the Company of any additional shares of common stock would dilute both the equity interests and the earnings per share of existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. However, the increase could have a dilutive effect on the voting power of existing shareholders.  Such increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 35,261,995 shares of our Common Stock issued and outstanding. The Common Stock constitutes the sole class of our voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

The following table sets forth certain information as of  the Record Date, with respect to the beneficial ownership of our  Common Stock by (a) each stockholder known to be the beneficial owner of more than 5% of the Common Stock, (b) by each of our directors and executive officers, and (c) all of our directors and executive officers as a group. The address of each person listed below, unless otherwise indicated, is c/o ICP Solar Technologies Inc., 7075 Place Robert-Joncas, Unit 131, Montreal Quebec, H4M 2Z2. Unless otherwise indicated in the table footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of Common Stock over which the person has or shares, directly or indirectly, voting or investment power. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (1)
Common Stock	Equity Transfer & Trust Company 120 Adelaide St. W., Ste 420 Toronto, Ont. M5H 4C3 (1)	18,040,311 (2) Direct	51.1%
Common Stock	Sass Peress(1)	18,040,311 (2) Indirect 501,497(2) (3)	52.5%
Common Stock	Steve Carkner	None	*
Common Stock	Joel Cohen (1)	468,804 Direct (2)	1.3%
Common Stock	David Dangoor	None	*
Common Stock	Paul Maycock	None	*
Common Stock	David McDowell	None	*
Common Stock	Tom Clark	None	*
Common Stock	Gary Jones	None	*
Common Stock	Laurent Lafite	None	*
Common Stock	All directors and executive officers as a group (9 persons)	18,541,808	53.8%

* - Less than one percent.

Notes

(1) As at September 29, 2007, Equity Transfer & Trust Company held 20,000,000 shares of Common Stock (the "Trust Shares") as "Trustee" pursuant to the terms of the Exchange and Voting Trust Agreement dated September 29, 2006 (the "Voting Trust Agreement") among the Company, 1260491 Alberta Inc., our wholly owned subsidiary ("Exchangeco"), Sass Peress, the Peress Family Trust, the Sass Peress Family Trust, Eastern Liquidity Partners Ltd., Arlene Ades, and Joel Cohen (collectively, the "Beneficiaries"), Taras Chebountchak and Orit Stolyar. Under the terms of the Exchange and Voting Trust Agreement the Trust Shares are to be cancelled as each Exchangeable Shares is exchanged by the Beneficiaries for shares of ICP Solar and the Voting Rights to the Trust Shares are beneficially held by the Trustee for the Beneficiaries are as follows: (i) 301,497 Trust Shares, Eastern Liquidity Partners Ltd., beneficially owned by Sass Peress, (ii) 440,529 Trust Shares, The Sass Peress Family Trust, beneficially owned by Sass Peress, (iii) 6,626,787 Trust Shares, The Peress Family Trust, beneficially owned by Sass Peress, (iv) 11,222,995 Trust Shares, Sass Peress, (v) 879,706 Trust Shares, Arlene Ades, and (vi) 528,486 Trust Shares, Joel Cohen.

The Trustee, as the holder of record of the deposited shares, shall be entitled to all of the Voting Rights, including the right to vote in person or by proxy the 20,000,000 shares of Common Stock deposited by Taras Chebountchak and Orit Stolyar (the "Deposited Shares") on any matters, questions, proposals or propositions whatsoever that the Beneficiaries are entitled to vote on at a Company meeting at which holders of capital stock of the Company are entitled to vote or in connection with a written consent sought by the Company. The Voting Rights shall be and remain vested in and exercised by the Trustee. As further particularized in the Voting Trust Agreement, the Trustee shall exercise the Voting Rights only on the basis of instructions received from the Beneficiaries entitled to instruct the Trustee as to voting thereof at the time at which the Company stockholders meeting is held or the Company’s stockholders’ consent is sought.

(2) On January 29, 2008, the following beneficiaries exchanged their Exchangeable Shares into shares of Common Stock of the Company: (i) Joel Cohen exchanged 528,486 Exchangeable Shares, representing all of the Exchangeable Shares held by him, into an equal number of shares of Common Stock of the Company, and 528,486 Trust Shares were cancelled; (ii) Eastern Liquidity Partners Ltd. exchanged 301,497 Exchangeable Shares, representing all of the Exchangeable Shares held by it, into an equal number of shares of Common Stock, and 301,497 Trust Shares were cancelled; (iii) Arlene Ades exchanged 879,706 Exchangeable Shares, representing all of the Exchangeable Shares held by her, into an equal number of shares of Common Stock, and 879,706 Trust Shares were cancelled; and (iv) Sass Peress exchanged 250,000 Exchangeable Shares, representing 2.2% of the Exchangeable Shares held by him, into an equal number of shares of Common Stock, and 250,000 Trust Shares were cancelled.

(3) Includes 301,497 shares held by Eastern Liquidity Partners Ltd. which is wholly owned by Maurice Peress, Mr. Sass Peress’ father.

DESCRIPTION OF SECURITIES

General

As of the Record Date, the Company’s authorized capital consists of 100,000,000 shares of Common Stock, with a par value of $0.00001 per share and 100,000,000 shares of preferred stock with a par value of $0.0001 per share. As of the Record Date, there were 35,261,995 shares of Common Stock issued and outstanding and no issued and outstanding shares of preferred stock.

Common Stock

The following is a summary of the material rights and restrictions associated with the Company’s capital stock. This description does not purport to be a complete description of all of the rights of stockholders and is subject to, and qualified in its entirety by the provisions of the Company’s most current Articles of Incorporation and bylaws.

The holders of shares of Common Stock have the right to cast one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock, including the election of directors. Holders of Common Stock do not have cumulative voting rights in the election of directors. Pursuant to the provisions of Section 78.320 of the NRS and the Company’s bylaws, a majority of the outstanding shares of stock entitled to vote must be present, in person or by proxy, at any meeting of the stockholders of the Company in order to constitute a valid quorum for the transaction of business. Actions taken by stockholders at a meeting in which a valid quorum is present are approved if the number of votes cast at the meeting in favor of the action exceeds the number of votes cast in opposition to the action. Certain fundamental corporate changes such as the liquidation of substantially all of the Company’s assets, mergers or amendments to the Company’s Articles of Incorporation require the approval of holders of a majority of the outstanding shares entitled to vote (see “Vote Required; Manner of Approval”). Holders of Common Stock do not have any preemptive rights to purchase shares in any future issuances of Common Stock or any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of Common Stock are fully paid and non-assessable.

The holders of Common Stock are entitled to receive dividends pro rata based on the number of shares held, when and if declared by the Company’s Board of Directors, from funds legally available for that purpose. In the event of the liquidation, dissolution or winding up of the affairs of the Company, all of the Company’s assets and funds remaining after the payment of all debts and other liabilities are to be distributed, pro rata, among the holders of Common Stock.

There are no dividend restrictions that limit the Company’s ability to pay dividends on shares of Common Stock in the Company’s Articles of Incorporation or bylaws. Section 78.288 of Chapter 78 of the NRS prohibits the Company from declaring dividends where, after giving effect to the distribution of the dividend: (a) the Company would not be able to pay its debts as they become due in the usual course of business; or (b) except as may be allowed by the Company’s Articles of Incorporation, the Company’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders who may have preferential rights and whose preferential rights are superior to those receiving the distribution.

Preferred Stock

The Board of Directors of the Company has the authority to issue shares of preferred stock and to determine the price, designation, rights, preferences, privileges, restrictions and conditions (including voting rights and dividend rights) of these shares without any further vote or action by the stockholders.  As of the Record Date, no shares of preferred stock have been issued and the Board of Directors has not designated any series of preferred stock.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, no person who has served as a director or executive officer of the Company since the beginning of the Company’s last fiscal year and no associate of any of them, has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Articles of Incorporation referenced herein which is not shared by the majority of the stockholders.

HOUSEHOLDING

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as "householding", is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 7075 Place Robert-Joncas Unit 131, Montreal, Quebec, Canada H4M 2Z2, or by calling (514) 270-5770. This document is also available in digital form for download or review by visiting the website of the Securities and Exchange Commission at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical fact, contained in this prospectus constitute forward-looking statements. In some cases you can identify forward-looking statements by terms such as "may," "intend," "might," "will," "should," "could," "would," "expect," "believe," "estimate," "anticipate," "predict," "project," "potential," or the negative of these terms and similar expressions intended to identify forward-looking statements.  Forward-looking statements are based on assumptions and estimates and are subject to risks and uncertainties.  You should not place undue reliance on our forward-looking statements.. Further, any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time that may cause our business not to develop as we expect and it is not possible for us to predict all of them.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS
ICP SOLAR TECHNOLOGIES INC.

By:	/s/: Sass Peress
Sass Peress
President and CEO

EXHIBIT A

WRITTEN CONSENT OF THE STOCKHOLDERS

OF

ICP SOLAR TECHNOLOGIES INC.

a Nevada Corporation

IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS

The undersigned, constituting the holders of more than fifty percent (50%) of the outstanding common stock, $0.00001  par value per share (the “Common Stock”) (collectively, the "Stockholders") of ICP Solar Technologies Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.320 and 78.390 of the Nevada Revised Statutes (the “Corporations Law”) and Section 8 of the By-Laws of the Corporation, and pursuant to the Corporation’s Articles of Incorporation, do hereby adopt the following resolutions by written consent as of  March 10, 2009.

INCREASE IN AUTHORIZED CAPITAL STOCK

WHEREAS, the Board of Directors of the Corporation has considered and unanimously approved  the increase in authorized capital stock of the Corporation from 100,000,000 to 200,000,000 (the “Increase in Authorized Capital Stock”); and

WHEREAS, the Board of Directors has determined that the Increase in Authorized Capital Stock is advisable and in the best interests of the Corporation and its stockholders.

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Increase in Authorized Capital Stock is hereby ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to effect the Increase in Authorized Capital Stock.

AMENDMENT TO THE
ARTICLES OF INCORPORATION

WHEREAS, it is deemed by the Board of Directors to be in the best interests of the Corporation and its stockholders that the Articles of Incorporation be amended and the amendment is necessary to effect the increase in authorized capital stock;

WHEREAS, the Board of Directors has considered and unanimously approved the proposed form of Certificate of Amendment to the Articles of Incorporation substantially in the form of that attached hereto as Exhibit B (the “Amendment”);

NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the form of the Amendment be and hereby is ratified, adopted and approved by the undersigned; and

BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Name Change and to duly file the Amendment in the State of Nevada, with any changes or modifications the officers of the Corporation may deem necessary or desirable.

[SIGNATURE PAGE FOLLOWS]

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

By: /s/ Sass Peress
Name: Sass Peress
Common Stock Stockholder
Dated: March 10, 2009
Number of Shares Voted: 18,240,311

CERTIFICATE OF VOTING CONTROL

I, Sass Peress, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By: /s/ Sass Peress
Name:  Sass Peress
Common Stock Stockholder
Dated:  March 10, 2009
Number of Shares Voted: 18,240,311

EXHIBIT B

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR PROFIT NEVADA CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation: ICP Solar Technologies Inc.

2.

The articles have been amended as follows:

 Article 3 is amended it its entirety to read:  The amount of total authorized capital of the Corporation is Three Thousand Dollars ($3,000.00) consisting of Two Hundred Million (200,000,000) shares of common stock with a par value of $0.00001 per share, and One Hundred Million (100,000,000) shares of preferred stock, with a par value of $0.00001 per share. The board of directors is authorized to fix and determine the designations, rights, preferences, limitations and terms of the preferred shares.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51.7%.

4.	Signatures:

ICP SOLAR TECHNOLOGIES INC.

By:
Sass Peress
President and CEO
April 14, 2009